                        ANNUAL REPORT / OCTOBER 31, 2001

                               AIM BLUE CHIP FUND


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

-------------------------------------------------------------------------------
                    THE SWING  BY PIERRE-AUGUSTE RENOIR
                    Renoir began his career as a painter in a porcelain factory, gaining experience with the colors that would distinguish
 [COVER IMAGE]      his Impressionist work and learning the importance of good craftsmanship. His paintings are among the best known in the world for their significance and value--as are many of the blue chip companies in which this fund invests.
-------------------------------------------------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Russell 1000 Stock Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:
                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been.
ROBERT H.          Even before September's terrorist attacks, the slowdown in
GRAHAM]            the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined 25.
                   51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
In this difficult market, your fund's performance was disappointing. For example, at net asset value AIM Blue Chip Class A shares returned -35.11% for the fiscal year. Though negative, this return represents relatively good performance compared to the Russell 1000 Growth Index, which returned -39.95% over the same period. It is worth noting that the negative return for the fiscal year ended October 31 was the first one since Class A shares' inception in 1987.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding.
All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

BLUE CHIPS: A GOOD INVESTMENT FOR THE LONG TERM

HOW HAS AIM BLUE CHIP FUND PERFORMED IN THIS PAST YEAR'S TURBULENT MARKET?
The equity market over the past year has been one of the most difficult investment environments in recent memory. Stocks of all classes and styles, in almost every sector of the economy, regardless of market capitalization, lost value as the major stock indexes dropped to lows that hadn't been seen in years. Large-cap stocks were particularly hard hit by the decline. The large-cap companies in which AIM Blue Chip Fund invests were out of favor for nearly the entire fiscal year. For the fiscal year ended October 31, 2001, AIM Blue Chip Fund posted total returns of -35.11% for Class A Shares, -35.57% for Class B Shares, and -35.53% for Class C Shares. (These figures are at net asset value, which does not include sales charges.) These performance figures reflect the difficulty faced by all large-cap equity funds over the last year.

WHAT WERE THE MARKET CONDITIONS DURING THE FISCAL YEAR?
The last four quarters have been very disappointing for the U.S. economy, and challenging for nearly all equity investors. Large-cap, mid-cap, and small-cap growth stocks have lost value. The Dow Jones Industrial Index saw a substantial decline over the course of the year, as did the S&P 500 stock index. The technology-heavy Nasdaq index fell even more sharply. The economy of the United States posted negative economic growth in the third quarter of 2001, and leading indicators suggested that growth would be negative in the fourth quarter as well. The Federal Reserve Board (the Fed), trying to slow the decline and restart the economy, lowered interest rates nine times during the fiscal year. Equity markets throughout the world declined as well, as the slowing U.S. economy dragged down the economies of its trading partners.
    These difficulties were compounded by the tragedies of September 11. The stock exchanges were closed for several days, and when they re-opened, panic selling sent the stock market into one of its steepest declines ever. Many of the downward trends that already existed in the market accelerated after the September 11 attacks, and the markets hit new lows for the year.
    But there was some good news. By the end of October, much of that lost ground had been made up, and the rallying market may signal that the worst is over. The Fed's rate cuts, coupled with the economic stimulus package that the federal government may implement, could lead to economic growth ahead. In the past, this kind of aggressive rate cutting by the Fed has resulted in a return to growing equity markets, usually taking six to twelve months to work through the economy as a whole.

WHAT HAPPENED TO LARGE-CAP STOCKS OVER THE YEAR?
The large-cap area, which was one of the beneficiaries of the growth in the last decade, was one of the hardest-hit areas of the market in the past year. Investors left blue chip stocks, bringing down demand and therefore stock prices, as they fled to cash and other fixed-income investments. Across the board, even in the cases of solid companies with good fundamentals and excellent long-term prospects, stock prices dropped dramatically. The high-quality, market-leading stocks that the fund holds typically have premium valuations, and these highly valued stocks were punished as investors sought stocks in the undervalued sectors of the market. Very few blue chip firms posted increasing earnings, and in fact,

                     -------------------------------------

    AIM BLUE CHIP FUND AT A GLANCE

                AIM Blue Chip Fund is for shareholders who seek long-term growth of capital with a secondary objective of current income by investing in a relatively conservative investment portfolio that contains the stocks of top-performing companies within
[THE SWING      designated business sectors.
PICTURE HERE]
                INVESTMENT STYLE: GROWTH/GARP

                o Blends the best of AIM's growth and GARP (growth at a reasonable price) investment disciplines
                o Emphasizes high-quality companies with strong business franchises and leading competitive positions
                o Seeks to balance growth, value, and quality when selecting stocks for the portfolio
                o   Diversified across all sectors of the Russell 1000 Index


                     -------------------------------------

---------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION                              As of 10/31/01, based on total net assets
---------------------------------------------------------------------------------------------

 TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
-------------------------------------------       -------------------------------------------
 1. General Electric Co.                4.9%       1. Pharmaceuticals                    12.9%
-------------------------------------------       -------------------------------------------
 2. Pfizer Inc.                         3.8        2. Diversified Financial Services     12.5
-------------------------------------------       -------------------------------------------
 3. Citigroup Inc.                      3.8        3. Industrial Conglomerates            8.0
-------------------------------------------       -------------------------------------------
 4. Exxon Mobil Corp.                   3.3        4. Systems Software                    5.1
-------------------------------------------       -------------------------------------------
 5. Tyco International Ltd.             3.2        5. General Merchandise Stores          4.1
-------------------------------------------       -------------------------------------------
 6. Microsoft Corp.                     3.1        6. Semiconductors                      4.0
-------------------------------------------       -------------------------------------------
 7. American International Group, Inc.  3.0        7. Integrated Oil and Gas              3.7
-------------------------------------------       -------------------------------------------
 8. Wal-Mart Stores, Inc.               2.5        8. Movies & Entertainment              3.3
-------------------------------------------       -------------------------------------------
 9. Cisco Systems, Inc.                 2.4        9. Multi-Line Insurance                3.0
-------------------------------------------       -------------------------------------------
10. Johnson & Johnson                   2.4       10. Health Care Equipment               2.5
-------------------------------------------       -------------------------------------------
The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.


many lowered their earnings expectations drastically. However, many of these companies now are available at historically low valuations, which presents exciting prospects for future growth.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to place heavy emphasis on active, bottom-up stock selection. We feel it is crucial to be selective in this environment, because difficult times tend to separate the strong from the weak. We continued to focus on long-term, market-leading companies that have strong financial and market positions.
    We looked for companies with market share gains, financial strength, new products, strong research and development, improving visibility, firming demand, and other things that point to long-term stability. We focused on our core holdings, consolidating our holdings in companies that have had good growth records.
    We have also begun to see the market re-valuing those positive fundamentals, recognizing their stability and value. We expect these companies to return to favor as the market begins to turn around, as many of them are still good long-term investments, even though their share price has suffered with the rest of the market.
    We also stayed diversified across market sectors, which lowered volatility. Sector diversification is one of the key tenets of the fund, and helped ensure that the fund was in typical value sectors, such as health care, which were in favor this year.

WHAT WERE SOME INTERESTING COMPANIES THAT YOU HOLD IN THE FUND?

o Pfizer Inc. - the largest pharmaceutical company in the world. Pfizer is a company that has had good steady growth, and as a health care company, is in a sector that was less affected by the decline in the economy.
o Wal-Mart Stores, Inc. - the retail giant, which provides consumer staples, has seen growing earnings and increasing market share.
o First Data Corp. - a leading data processing company that provides transaction reporting, processes credit card and check transactions, and online payment services. First Data has done very well for the fund over the year.

ANY CLOSING COMMENTS?
While there is still weakness in the economy, there are many reasons for optimism:

o The Fed and the federal government have pursued an aggressive policy designed to stimulate the economy. In the past, this combination of fiscal and monetary stimulus has resulted in a return to growth.
o   Inflation is still very low, as are oil and gas prices.
o There is a great deal of cash on the sidelines, in money market funds. Should these investors return to the stock market, they would increase the demand for stocks in general.
o According to many models, the stock market and large-cap stocks specifically are substantially under-valued compared to their historic values.
o Since the market low of September 21, most market indexes, as well as the Blue Chip Fund, have seen a healthy rebound.
o We are well positioned as a core, long-term investment, and continue to take a longer-term view.
o Our active stock selection process, which is focused on earnings growth and relative values, gives us exciting opportunities going forward.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

---------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------
As of 10/31/01, including sales charges

CLASS A SHARES
---------------------------------------------------------------
Inception (2/04/87)                                      10.27%
---------------------------------------------------------------
  10 Years                                               10.28
---------------------------------------------------------------
   5 Years                                                6.44
---------------------------------------------------------------
   1 Year                                               -38.69
---------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------
Inception (10/01/96)                                      7.01%
---------------------------------------------------------------
   5 Years                                                6.60
---------------------------------------------------------------
   1 Year                                               -38.79
---------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------
Inception (8/04/97)                                       1.19%
---------------------------------------------------------------
   1 Year                                               -36.17
---------------------------------------------------------------

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows: Class A shares, one year, -42.48%; five years, 6.04%; 10 years, 10.03%; inception (2/04/87), 10.04%. Class B shares, one year, -42.56%; inception (10/01/96), 6.14%. Class C shares, one year, -40.14%; inception (8/04/97),
0.28%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

-------------------------------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT                                                      2/04/87-10/31/01
-------------------------------------------------------------------------------------------------------

         [MOUNTAIN CHART HERE]

               Blue Chip


Russell 1000               Fund Class A Shares
 10,000           2/4/87          9,450
  9,203         10/31/87          8,860
 10,640         10/31/88          9,611
 13,410         10/31/89         11,523
 12,131         10/31/90         11,705
 16,568         10/31/91         15,002
 18,330         10/31/92         16,496
 21,228         10/31/93         17,314
 21,887         10/31/94         18,739
 27,800         10/31/95         23,192
 34,173         10/31/96         29,192
 45,053         10/31/97         37,861
 53,935         10/31/98         45,191
 67,733         10/31/99         58,297
 73,867         10/31/00         65,063
 54,633         10/31/01         42,219

Source: Lipper, Inc.
                         Past performance cannot guarantee comparable future results.
-------------------------------------------------------------------------------------------------------

The chart compares AIM Blue Chip Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 2/04/87-10/31/01. Please note that performance results for the Russell 1000 Index is for the period 1/31/87-10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Russell 1000 Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structure and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance of the indexes does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

        A I M Capital Management, Inc.

        A I M Distributors, Inc.

        The AIM Family of Funds--Registered Trademark--

        AMVESCAP National Trust Company

                                  [LOCK IMAGE]


-------------------------------------------------------------------------------
AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL
-------------------------------------------------------------------------------

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.06%

ADVERTISING-0.52%

Interpublic Group of Cos., Inc. (The)           1,000,000   $   22,450,000
==========================================================================

AEROSPACE & DEFENSE-1.37%

General Dynamics Corp.                            300,000       24,480,000
--------------------------------------------------------------------------
United Technologies Corp.                         650,000       35,028,500
==========================================================================
                                                                59,508,500
==========================================================================

ALUMINUM-0.65%

Alcoa Inc.                                        875,000       28,236,250
==========================================================================

BANKS-2.25%

Fifth Third Bancorp                             1,000,000       56,420,000
--------------------------------------------------------------------------
Wells Fargo & Co.                               1,050,000       41,475,000
==========================================================================
                                                                97,895,000
==========================================================================

BIOTECHNOLOGY-1.66%

Amgen Inc.(a)                                   1,275,000       72,445,500
==========================================================================

COMPUTER HARDWARE-2.00%

Dell Computer Corp.(a)                            450,000       10,791,000
--------------------------------------------------------------------------
International Business Machines Corp.             460,000       49,712,200
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                       2,650,000       26,897,500
==========================================================================
                                                                87,400,700
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.28%

EMC Corp.(a)                                    1,000,000       12,320,000
==========================================================================

DATA PROCESSING SERVICES-2.40%

First Data Corp.                                1,000,000       67,570,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                 1,000,000       37,190,000
==========================================================================
                                                               104,760,000
==========================================================================

DEPARTMENT STORES-0.51%

Kohl's Corp.(a)                                   400,000       22,244,000
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-12.51%

Citigroup Inc.                                  3,625,000      165,010,000
--------------------------------------------------------------------------
Fannie Mae                                      1,150,000       93,104,000
--------------------------------------------------------------------------
Freddie Mac                                     1,150,000       77,993,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         2,125,000       75,140,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       1,450,000       63,379,500
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                1,450,000       70,934,000
==========================================================================
                                                               545,560,500
==========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                      650,000       21,047,000
==========================================================================

ELECTRIC UTILITIES-1.31%

Calpine Corp.(a)                                  600,000       14,850,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
ELECTRIC UTILITIES-(CONTINUED)

Duke Energy Corp.                               1,100,000   $   42,251,000
==========================================================================
                                                                57,101,000
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.76%

Sanmina Corp.(a)                                2,200,000       33,308,000
==========================================================================

FOOD DISTRIBUTORS-1.08%

SYSCO Corp.                                     1,950,000       47,014,500
==========================================================================

FOOD RETAIL-1.19%

Safeway Inc.(a)                                 1,250,000       52,062,500
==========================================================================

GAS UTILITIES-0.84%

El Paso Corp.                                     750,000       36,795,000
==========================================================================

GENERAL MERCHANDISE STORES-4.09%

Costco Wholesale Corp.(a)                         500,000       18,915,000
--------------------------------------------------------------------------
Target Corp.                                    1,575,000       49,061,250
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           2,150,000      110,510,000
==========================================================================
                                                               178,486,250
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.31%

Cardinal Health, Inc.                             850,000       57,043,500
==========================================================================

HEALTH CARE EQUIPMENT-2.52%

Baxter International Inc.                         900,000       43,533,000
--------------------------------------------------------------------------
Medtronic, Inc.                                 1,450,000       58,435,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          250,000        7,727,500
==========================================================================
                                                               109,695,500
==========================================================================

HEALTH CARE FACILITIES-1.27%

HCA Inc.                                        1,400,000       55,524,000
==========================================================================

HOME IMPROVEMENT RETAIL-2.24%

Home Depot, Inc. (The)                          2,550,000       97,486,500
==========================================================================

HOUSEHOLD PRODUCTS-1.16%

Colgate-Palmolive Co.                             875,000       50,330,000
==========================================================================

INDUSTRIAL CONGLOMERATES-8.04%

General Electric Co.                            5,850,000      212,998,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               2,800,000      137,592,000
==========================================================================
                                                               350,590,500
==========================================================================

INDUSTRIAL GASES-0.64%

Air Products & Chemicals, Inc.                    700,000       28,028,000
==========================================================================

INTEGRATED OIL & GAS-3.71%

Exxon Mobil Corp.                               3,625,000      143,006,250
--------------------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR (Netherlands)       375,000       18,941,250
==========================================================================
                                                               161,947,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

INTEGRATED TELECOMMUNICATION SERVICES-2.06%

BellSouth Corp.                                   625,000   $   23,125,000
--------------------------------------------------------------------------
SBC Communications Inc.                         1,750,000       66,692,500
==========================================================================
                                                                89,817,500
==========================================================================

MANAGED HEALTH CARE-0.95%

UnitedHealth Group Inc.                           630,000       41,422,500
==========================================================================

MOVIES & ENTERTAINMENT-3.26%

AOL Time Warner Inc.(a)                         3,000,000       93,630,000
--------------------------------------------------------------------------
Viacom Inc.-Class B(a)                          1,300,000       48,593,500
==========================================================================
                                                               142,223,500
==========================================================================

MULTI-LINE INSURANCE-3.02%

American International Group, Inc.              1,675,000      131,655,000
==========================================================================

MULTI-UTILITIES-0.71%

Dynegy Inc.-Class A                               750,000       26,925,000
--------------------------------------------------------------------------
Enron Corp.                                       500,000        3,979,046
==========================================================================
                                                                30,904,046
==========================================================================

NETWORKING EQUIPMENT-2.37%

Cisco Systems, Inc.(a)                          6,100,000      103,212,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.11%

Halliburton Co.                                   925,000       22,838,250
--------------------------------------------------------------------------
Schlumberger Ltd.                                 525,000       25,420,500
==========================================================================
                                                                48,258,750
==========================================================================

PHARMACEUTICALS-12.90%

Abbott Laboratories                               550,000       29,139,000
--------------------------------------------------------------------------
Allergan, Inc.                                  1,050,000       75,379,500
--------------------------------------------------------------------------
American Home Products Corp.                      650,000       36,289,500
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,275,000       68,148,750
--------------------------------------------------------------------------
Johnson & Johnson                               1,775,000      102,790,250
--------------------------------------------------------------------------
Pfizer Inc.                                     4,000,000      167,600,000
--------------------------------------------------------------------------
Pharmacia Corp.                                   725,000       29,377,000
--------------------------------------------------------------------------
Schering-Plough Corp.                           1,450,000       53,911,000
==========================================================================
                                                               562,635,000
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.45%

ACE Ltd. (Bermuda)                                290,000       10,222,500
--------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 110,000        9,554,600
==========================================================================
                                                                19,777,100
==========================================================================

RAILROADS-0.45%

Canadian National Railroad Co. (Canada)           500,000       19,800,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SEMICONDUCTOR EQUIPMENT-2.29%

Applied Materials, Inc.(a)                      1,550,000   $   52,870,500
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                             1,150,000       46,989,000
==========================================================================
                                                                99,859,500
==========================================================================

SEMICONDUCTORS-4.00%

Altera Corp.(a)                                 1,000,000       20,200,000
--------------------------------------------------------------------------
Analog Devices, Inc.(a)                           800,000       30,400,000
--------------------------------------------------------------------------
Intel Corp.                                     1,500,000       36,630,000
--------------------------------------------------------------------------
Linear Technology Corp.                           300,000       11,640,000
--------------------------------------------------------------------------
Texas Instruments Inc.                          1,550,000       43,384,500
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                 1,050,000       31,941,000
==========================================================================
                                                               174,195,500
==========================================================================

SOFT DRINKS-1.31%

PepsiCo, Inc.                                   1,175,000       57,234,250
==========================================================================

SPECIALTY STORES-0.46%

Bed Bath & Beyond Inc.(a)                         800,000       20,048,000
==========================================================================

SYSTEMS SOFTWARE-5.10%

Microsoft Corp.(a)                              2,300,000      133,745,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 3,600,000       48,816,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,400,000       39,732,000
==========================================================================
                                                               222,293,000
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.85%

Nokia Oyj-ADR (Finland)                         1,800,000       36,918,000
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.97%

Vodafone Group PLC-ADR (United Kingdom)         1,825,000       42,194,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,063,887,651)                        4,231,727,846
==========================================================================

MONEY MARKET FUNDS-3.09%

STIC Liquid Assets Portfolio(b)                67,493,023       67,493,023
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        67,493,023       67,493,023
==========================================================================
    Total Money Market Funds (Cost
      $134,986,046)                                            134,986,046
==========================================================================
TOTAL INVESTMENTS-100.15% (Cost
  $4,198,873,697)                                            4,366,713,892
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.15)%                           (6,650,271)
==========================================================================
NET ASSETS-100.00%                                          $4,360,063,621
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,198,873,697)*                             $4,366,713,892
-------------------------------------------------------------
Foreign currencies, at value (cost $2,940)              2,828
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,701,080
-------------------------------------------------------------
  Fund shares sold                                  3,693,825
-------------------------------------------------------------
  Dividends and interest                            2,884,682
-------------------------------------------------------------
Investment for deferred compensation plan              65,489
-------------------------------------------------------------
Collateral for securities loaned                  140,006,800
-------------------------------------------------------------
Other assets                                           50,271
=============================================================
    Total assets                                4,519,118,867
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,438,635
-------------------------------------------------------------
  Fund shares reacquired                           11,623,593
-------------------------------------------------------------
  Deferred compensation plan                           65,489
-------------------------------------------------------------
  Collateral upon return of securities loaned     140,006,800
-------------------------------------------------------------
Accrued distribution fees                           3,960,564
-------------------------------------------------------------
Accrued trustees' fees                                  2,915
-------------------------------------------------------------
Accrued transfer agent fees                         1,596,362
-------------------------------------------------------------
Accrued operating expenses                            360,888
=============================================================
    Total liabilities                             159,055,246
=============================================================
Net assets applicable to shares outstanding    $4,360,063,621
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,066,729,767
_____________________________________________________________
=============================================================
Class B                                        $1,805,701,812
_____________________________________________________________
=============================================================
Class C                                        $  487,632,042
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           184,210,827
_____________________________________________________________
=============================================================
Class B                                           166,113,892
_____________________________________________________________
=============================================================
Class C                                            44,862,086
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        11.22
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.22 divided by
      94.50%)                                  $        11.87
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        10.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        10.87
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $133,915,521 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $287,888)                                   $    42,874,285
-------------------------------------------------------------
Dividends from affiliated money market funds       12,134,556
-------------------------------------------------------------
Interest                                              166,170
-------------------------------------------------------------
Security lending income                               245,142
=============================================================
    Total investment income                        55,420,153
=============================================================

EXPENSES:

Advisory fees                                      35,318,225
-------------------------------------------------------------
Administrative services fees                          331,400
-------------------------------------------------------------
Custodian fees                                        318,803
-------------------------------------------------------------
Distribution fees -- Class A                        9,264,516
-------------------------------------------------------------
Distribution fees -- Class B                       23,065,985
-------------------------------------------------------------
Distribution fees -- Class C                        6,273,129
-------------------------------------------------------------
Transfer agent fees -- Class A                      6,703,381
-------------------------------------------------------------
Transfer agent fees -- Class B                      6,041,346
-------------------------------------------------------------
Transfer agent fees -- Class C                      1,643,032
-------------------------------------------------------------
Trustees' fees                                         29,498
-------------------------------------------------------------
Other                                               1,943,980
=============================================================
    Total expenses                                 90,933,295
=============================================================
Less: Fees waived                                    (153,216)
-------------------------------------------------------------
    Expenses paid indirectly                          (97,797)
=============================================================
    Net expenses                                   90,682,282
=============================================================
Net investment income (loss)                      (35,262,129)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (875,677,465)
-------------------------------------------------------------
  Foreign currencies                                     (168)
-------------------------------------------------------------
  Futures contracts                                  (102,691)
=============================================================
                                                 (875,780,324)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,588,144,391)
-------------------------------------------------------------
  Foreign currencies                                    6,224
=============================================================
                                               (1,588,138,167)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (2,463,918,491)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,499,180,620)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (35,262,129)   $  (38,897,346)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and options
    contracts                                                    (875,780,324)     (192,471,545)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and options contracts                            (1,588,138,167)      713,644,598
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,499,180,620)      482,275,707
===============================================================================================
Share transactions-net:
  Class A                                                          81,644,114       608,764,340
-----------------------------------------------------------------------------------------------
  Class B                                                          98,738,160       660,832,200
-----------------------------------------------------------------------------------------------
  Class C                                                          49,072,979       337,243,562
===============================================================================================
    Net increase (decrease) in net assets                      (2,269,725,367)    2,089,115,809
===============================================================================================

NET ASSETS:

  Beginning of year                                             6,629,788,988     4,540,673,179
===============================================================================================
  End of year                                                 $ 4,360,063,621    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 5,301,981,761    $5,107,761,635
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (133,954)         (106,761)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    options contracts                                          (1,109,616,802)     (233,836,669)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            167,832,616     1,755,970,783
===============================================================================================
                                                              $ 4,360,063,621    $6,629,788,988
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income (loss) was increased by $35,234,936, undistributed net realized gains increased by $191 and paid in capital decreased by $35,235,127 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund's capital loss carryforward of $1,058,100,548 is broken down by expiration date as follows:

     CAPITAL
LOSS CARRYFORWARD     EXPIRATION
-----------------  ----------------
 $   38,614,683    October 31, 2007
===================================
    185,511,022    October 31, 2008
===================================
    833,974,843    October 31, 2009
===================================
 $1,058,100,548
___________________________________
===================================

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes, based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001 AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $153,216.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $331,400 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $7,316,456 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the

Class A, Class B and Class C shares paid AIM Distributors $9,264,516, $23,065,985 and $6,273,129, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,579,184 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $251,600 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $11,278 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $97,051 and reductions in custodian fees of $746 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $97,797.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED
  The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $133,915,521 were on loan to brokers. The loans were secured by cash collateral of $140,006,800 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $245,142 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,188,599,269 and $1,644,779,358, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 493,198,321
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (376,874,382)
=========================================================
Net unrealized appreciation of
  investment securities                     $ 116,323,939
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,250,389,953.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      59,896,009    $ 859,547,781    148,715,420    $1,263,107,272
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      38,414,696      544,596,082    129,401,524       992,150,930
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      15,458,538      219,941,831     37,286,271       429,625,653
===========================================================================================================================
Reacquired:
  Class A                                                     (58,620,165)    (777,903,667)   (15,253,996)     (654,342,932)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (35,112,835)    (445,857,922)    (8,016,409)     (331,318,730)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (13,300,112)    (170,868,852)    (2,250,850)      (92,382,091)
===========================================================================================================================
                                                                6,736,131    $ 229,455,253    289,881,960    $1,606,840,102
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A(a)
                                                              ----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                                 2001        2000(b)         1999        1998(b)      1997(b)
                                                              ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    17.29    $    15.49    $    12.05    $    10.32    $   8.69
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)        (0.05)         0.01          0.04        0.06
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.03)         1.85          3.47          1.92        2.31
==============================================================================================================================
    Total from investment operations                               (6.07)         1.80          3.48          1.96        2.37
==============================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.01)        (0.02)      (0.02)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --            --         (0.03)        (0.21)      (0.72)
==============================================================================================================================
    Total distributions                                               --            --         (0.04)        (0.23)      (0.74)
==============================================================================================================================
Net asset value, end of period                                $    11.22    $    17.29    $    15.49    $    12.05    $  10.32
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   (35.11)%       11.60%        29.01%        19.36%      29.68%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,066,730    $3,163,453    $2,299,551    $1,085,648    $498,178
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.28%(d)      1.19%         1.19%         1.22%       1.31%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.28%(d)      1.19%         1.19%         1.22%       1.32%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.29)%(d)    (0.31)%        0.03%        0.33%       0.50%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               31%           22%           22%           27%         43%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,647,004,665.

                                                                                        CLASS B(a)
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                 2001        2000(b)       1999(b)        1998      1997(b)
                                                              ----------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $    16.87    $    15.22    $    11.91    $  10.25    $   8.69
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.13)        (0.17)        (0.10)      (0.04)      (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (5.87)         1.82          3.44        1.91        2.30
============================================================================================================================
    Total from investment operations                               (6.00)         1.65          3.34        1.87        2.29
============================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --            --          --       (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --            --         (0.03)      (0.21)      (0.72)
============================================================================================================================
Net asset value, end of period                                $    10.87    $    16.87    $    15.22    $  11.91    $  10.25
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   (35.57)%       10.87%        28.08%      18.52%      28.81%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,805,702    $2,746,149    $1,891,171    $745,862    $264,337
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.94%(d)      1.88%         1.91%       1.94%       2.10%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.94%(d)      1.88%         1.91%       1.94%       2.12%
============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.94)%(d)    (1.00)%       (0.68)%     (0.38)%     (0.28)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                               31%           22%           22%         27%         43%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $2,306,598,522.

                                                                                          CLASS C(a)
                                                             --------------------------------------------------------------------
                                                                                                               AUGUST 4, 1997
                                                                       YEAR ENDED OCTOBER 31,              (DATE SALES COMMENCED)
                                                             ------------------------------------------        TO OCTOBER 31,
                                                              2001      2000 (b)    1999(b)     1998(b)           1997(b)
                                                             -------    --------    --------    -------    ----------------------
Net asset value, beginning of period                         $ 16.86    $  15.21    $  11.91    $ 10.25            $10.57
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.13)      (0.17)      (0.10)     (0.04)               --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (5.86)       1.82        3.43       1.91             (0.32)
=================================================================================================================================
    Total from investment operations                           (5.99)       1.65        3.33       1.87             (0.32)
=================================================================================================================================
Less distributions from net realized gains                        --          --       (0.03)     (0.21)               --
=================================================================================================================================
Net asset value, end of period                               $ 10.87    $  16.86    $  15.21    $ 11.91            $10.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (35.53)%     10.82%      28.09%     18.52%            (3.06)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $487,632    $720,186    $349,951    $87,554            $3,947
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.94%(d)    1.88%       1.90%      1.94%             2.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           1.94%(d)    1.88%       1.90%      1.94%             2.12%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.94)%(d)  (1.00)%     (0.68)%    (0.38)%           (0.28)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           31%         22%         22%        27%               43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $627,312,890.
(e)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Blue Chip Fund
                       And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001


BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND

Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and                                Chairman and President                  Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                              Gary T. Crum                            A I M Advisors, Inc.
                                                       Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                               Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                           Vice President and Treasurer
Formerly Director, President, and                                                              TRANSFER AGENT
Chief Executive Officer                                Melville B. Cox
COMSAT Corporation                                     Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Owen Daly II                                           Edgar M. Larsen                         Houston, TX 77210-4739
Formerly, Director                                     Vice President
Cortland Trust, Inc.                                                                           CUSTODIAN
                                                       Mary J. Benson
Albert R. Dowden                                       Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                              Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                                   Boston, MA 02110
DHJ Media, Inc.; and                                   Sheri Morris
Director, Magellan Insurance Company,                  Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                       Assistant Treasurer
Chief Executive Officer,                                                                       Ballard Spahr
Volvo Group North America, Inc.; and                                                           Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                                1735 Market Street
                                                                                               Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                               919 Third Avenue
                                                                                               New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                        DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                                A I M Distributors, Inc.
of the U.S. House of Representatives                                                           11 Greenway Plaza
                                                                                               Suite 100
Carl Frischling                                                                                Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                          AUDITORS

Prema Mathai-Davis                                                                             Ernst & Young LLP
Member, Visiting Committee,                                                                    1221 McKinney, Suite 2400
Harvard University Graduate School                                                             Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

HOW AIM FUNDS MAKES INVESTING EASY

AIM BANK CONNECTION(SM)       You can invest in your AIM account in amounts from
                              $50 to $100,000 without writing a check. Once you
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                              at your request.

AIM INTERNET CONNECT(SM)      Sign up for this service and you can buy, redeem
                              or exchange shares of AIM funds in your AIM
                              account simply by visiting our Web site at
            [PICTURE]         www.aimfunds.com. For a retirement account, such
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                              over the Internet because of the tax-reporting and
                              record-keeping requirements these accounts involve.


AUTOMATIC REINVESTMENT OF     You can receive distributions in cash, or you can
DIVIDENDS AND/OR CAPITAL      reinvest them in your account with out paying a
GAINS                         sales charge. Over time, the power of compounding
                              can significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN     You can add to your account by authorizing your
                              AIM fund to withdraw a specified amount, minimum
            [PICTURE]         $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY     You can redeem shares of your AIM fund any day the
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EXCHANGE PRIVILEGE            As your investment goals change, you may exchange
                              part or all of your shares of one fund for shares
            [PICTURE]         of a different AIM fund within the same share
                              class. You may make up to 10 such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT     You can enjoy the tax advantages offered by a
PLANS                         variety of investment plans, including Traditional
                              IRAs, Roth IRAs and education IRAs, among others.


www.aimfunds.com              Our award-winning Web site provides account
                              information, shareholder education and
                              fund-performance information. You can e-mail us
            [PICTURE]         via the Web site for account-specific or general
                              information.

eDELIVERY                     This electronic service delivers fund reports and
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                              Options" and select "eDelivery."

AIM Investor Line,            You can find current account information and the
800-246-5463                  price, yield and total return on all AIM funds 24
                              hours a day. You can also order a year-to-date
            [PICTURE]         statement of your account.

                              EQUITY FUNDS                                              FIXED-INCOME FUNDS

------------------------------          ---------------------------------           ----------------------------
 DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS            TAXABLE FIXED-INCOME FUNDS
------------------------------          ---------------------------------           ----------------------------
    MORE AGGRESSIVE                              MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Small Cap Opportunities(1)          AIM Developing Markets                      AIM High Yield II
AIM Mid Cap Opportunities(1)            AIM European Small Company                  AIM High Yield
AIM Large Cap Opportunities(1)          AIM Asian Growth                            AIM Strategic Income
AIM Emerging Growth                     AIM International Emerging Growth           AIM Income
AIM Small Cap Growth                    AIM Global Aggressive Growth                AIM Global Income
AIM Aggressive Growth                   AIM European Development                    AIM Intermediate Government
AIM Mid Cap Growth                      AIM Euroland Growth                         AIM Floating Rate
AIM Dent Demographic Trends             AIM International Equity                    AIM Limited Maturity Treasury
AIM Constellation                       AIM Global Growth                           AIM Money Market
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends                                MORE CONSERVATIVE
AIM Small Cap Equity                    AIM International Value(3)                  -----------------------------
AIM Capital Development
AIM Charter                                     MORE CONSERVATIVE                   -----------------------------
AIM Mid Cap Equity                      ---------------------------------            TAX-FREE FIXED-INCOME FUNDS
AIM Select Equity(2)                                                                -----------------------------
AIM Value II                            ---------------------------------                MORE AGGRESSIVE
AIM Value                                      SECTOR EQUITY FUNDS
AIM Blue Chip                           ---------------------------------           AIM High Income Municipal
AIM Basic Value                                 MORE AGGRESSIVE                     AIM Municipal Bond
AIM Large Cap Basic Value                                                           AIM Tax-Free Intermediate
AIM Balanced                            AIM New Technology                          AIM Tax-Exempt Cash
AIM Basic Balanced                      AIM Global Telecommunications and
                                            Technology                                   MORE CONSERVATIVE
     MORE CONSERVATIVE                  AIM Global Energy(4)                        -----------------------------
------------------------------          AIM Global Infrastructure
                                        AIM Global Financial Services
                                        AIM Global Health Care                      [AIM LOGO APPEARS HERE]
                                        AIM Global Utilities                        --Registered Trademark--
                                        AIM Real Estate(5)
                                                                                    INVEST WITH DISCIPLINE
                                                MORE CONSERVATIVE                   --Registered Trademark--
                                        ---------------------------------

[DALBAR AWARD LOGO APPEARS HERE]

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
   If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $141 billion in assets for 10.1 million shareholders, including individual investors, corporate clients and financial institutions, as of September 30, 2001.
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the tenth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $361 billion in assets under management as of September 30, 2001.



A I M DISTRIBUTORS, INC.                                                BCH-AR-1